Smart Trust, New Jersey Municipal Portfolio of Closed-End Funds Trust, Series 1

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, effective as of October 15, 2012 the securities of Invesco Van Kampen Trust for Investment Grade New Jersey Municipals will no longer be included in the portfolio. Accordingly, a principal distribution will be made to unitholders on November 25, 2012.

Supplement Dated: October 11, 2012